EXHIBIT 10.46

                                      LEASE

THIS LEASE AGREEMENT (Lease) is made this 28th day of January, 2004 between "Landlord" and "Tenant" hereafter set forth.

                                   WITNESSETH:

1. DEFINITIONS:

         (a)      "Landlord":  Hawley-Wiggins,  L.L.C, a Florida limited company
                  Address:

         (b)      "Tenant": Oragenics, Inc., a Florida Corporation Address:

         (c) "Premises": A building consisting (which landlord represents consists) of approximately 5,300 square feet of gross rentable area as described in the Exhibit "A" attached hereto. The Premises are located in the Progress Corporate Park. If lessor has available additional space for lease, lessee shall be given a Right of First Refusal to lease said additional space at landlords then current lease rate.

         (d)      "Use of Premises": Office and laboratory use

         (e) "Commencement Date": The later of June 1, 2004 ("the anticipated Commencement Date"), or the date Landlord can deliver possession of the Premises, but in no event later than September 1, 2004. In the event Premises can not be delivered by September 1, 2004, Tenant shall have the option to cancel this lease and receive a refund of monies paid hereunder. In the event the Commencement Date is not delayed, this lease shall expire on May 31, 2009. (unless sooner terminated or extended as provided herein)

         (f)      "Term":   Not  less  than  sixty  months   commencing  on  the
                  Commencement Date, this Lease to end on the last day of the sixtieth month after the Commencement Date.

         (g)      "Rent":

                  (1) "Annual Net Rent" shall be per rentable square foot per Lease year as scheduled below:

                       Lease     Annual Net   Annual Net       Monthly Payment
                       Year:     Rent/RSF:    Rent:            Rent:

                       1         14.50          76,850.00        6,404.16
                       2         14.94          79,156.00        6,596.33
                       3         15.38          81,514.00        6,792.83
                       4         15.85          84,005.00        7,000.42
                       5         16.32          86,496.00        7,208.00


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Rent and other sums  payable by Tenant to Landlord  under this  Lease,  plus any applicable tax, shall be paid to Landlord, without deduction or offset at its management office presently located at 13709 Progress Boulevard, Box 10, Alachua, Florida 32615 or at such other place as Landlord may hereafter specify in writing.

         (h) "Security Deposit": The sum of Six Thousand Four Hundred Four and 16/100 Dollars ($6,404.16).

2. PREMISES AND TERM: Landlord, in consideration of the Rent hereinafter reserved to be paid and of the covenants, conditions and agreements to be kept and performed by Tenant, hereby leases, lets and demises to Tenant, and Tenant hereby leases and hires from Landlord, that certain space called the Premises as described above.

If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before the anticipated Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, there shall be an abatement of Rent covering the period between the anticipated Commencement Date and the time the Landlord can deliver possession, the date when the Landlord can deliver possession being deemed to be the "Commencement Date" (Commencement
Date) The ending date of this Lease shall be extended for not less than an identical period of time that transpired between the anticipated Commencement Date and the date Landlord delivered possession (Commencement Date), it being the parties' intent that this Lease have not less than a complete term as described and contemplated in Item 1, Section (f) above. To this end, if the actual Commencement Date is a day other than the first day of a particular month, the term of the Lease shall not expire until the last day of the last month of the proposed term as described in Item 1, Section (f). If the Commencement Date is other than the anticipated Commencement Date, the parties' representatives shall execute a letter amendment to this Lease (which they are hereby authorized to do) whereby the Commencement Date and expiration date of this Lease will be specified. By occupying the Premises, Tenant shall be conclusively deemed to have accepted the Premises as complying fully with Landlord's covenants and obligations.

3. RENT: Tenant covenants and agrees to pay, without deduction or offset, to Landlord Rent for the Premises as described in the Definitions above, on or before the first (1st) day of the first (1st) full calendar month of the term hereof and on or before the first (1st) day of each and every successive calendar month thereafter during the full term of this Lease, subject to the adjustments as provided hereinafter along with any applicable tax, at the then current rate. In the event the Commencement Date occurs on a day other than the first (1st) day of a calendar month, the first Rent payment shall be in the amount of the prorated Rent for the calendar month in which the term of this Lease commences, such payment to be due on the Commencement Date. If Tenant shall fail to pay any rents, additional rents or other charges within ten (10) (business) days after the same become due and payable, then Tenant shall also pay to Landlord a late payment service charge of ONE HUNDRED DOLLARS ($100.00), excepting such payments that are contested by Tenant.

Whenever under the terms of this Lease any sums of money is required to be paid by Tenant in addition to the Rent herein reserved, whether or not such sum is herein described as "Additional Rent", said sum shall nevertheless, at Landlord's option, if not paid when due, be deemed Additional Rent and shall be collectible as such with the first installment of Rent thereafter falling due hereunder.

         3.1 PERSONAL PROPERTY TAXES: Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises.

         3.2 REAL ESTATE TAXES: Tenant shall pay to Landlord, as Additional Rent (its proportionate share of) the (real estate) taxes payable by Landlord with respect to the (building and the land on which it is situated) (premises). Tenant will pay to Landlord its share of real estate taxes within fifteen (15) days after demand in one lump sum, or, at Landlord's option, divided by twelve
(12) and collected with monthly rent. The tax payment will be due each anniversary after the initial tax bill is issued and collectible as Additional Rent. In addition, Tenant shall make timely payment of (or reimburse Landlord for) all taxes and assessments levied against or attributable to Tenant's furniture, equipment, supplies, fixtures and other personal property located in the Premises, regardless of whether title to such improvements shall be held by Tenant or Landlord

         3.3 PROPERTY INSURANCE: Tenant shall pay the cost to Landlord to maintain liability insurance, multi peril hazard insurance with extended coverage, and other insurance on the Premises with coverage and in amounts not less than those which are from time to time acceptable to a prudent owner of which the property is located. Tenant's share of such insurance premiums shall be payable monthly in advance along with Tenant's payment of rent, and shall be computed by dividing the total amount of premiums for the previous year by twelve (12). If at the end of each lease year, there shall be a variance between the amount collected as Tenant's share of insurance and the amount actually due, Landlord shall furnish to Tenant a statement of any such variance. If the amount of insurance due is in excess of the amount collected, Tenant shall make a lump sum payment to the Landlord for the difference with fifteen (15) days of receipt of such statement. If the amount of insurance actually due is less than the collected amount, Landlord shall make a lump sum payment to Tenant in the amount of such difference, along with the statement of variance. Upon written request, Tenant shall be permitted to inspect at Landlord's office during normal business hours, all records concerning such insurance.

Even though the term of the Lease has terminated or expired and Tenant has vacated the Leased Premises, when a final determination is made of Tenant's share of the taxes and insurance premiums for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated Tenant's Share of such taxes and insurance premiums previously paid, and conversely, any overpayment made shall be immediately rebated by Landlord to Tenant.

         3.4 COMMON AREA ASSESSMENTS: Tenant shall pay to Landlord, as Additional Rent (its proportionate) (the) share of Common Area Assessments (related to the Premises) due Progress Corporate Park Owners Association, Inc. when due. Tenant will pay to Landlord within fifteen (15) days after demand in one lump sum, or at Landlord's option divided by twelve (12) and collected with monthly rent.

 4. COST FOR UPGRADES: The rental rate is for basic space as described in the plans prepared by Paul Stresing Associates, Inc., project No.: 03-118. This rate does not include any upgrades for electrical, plumbing, heating and air conditioning, special exhausts, or lab fixtures or equipment. All upgrade costs related to the design and construction, requested by Tenant, shall be paid by Tenant at the time they are incurred during construction of the premises.

5. LANDLORD'S REPAIRS: Landlord, at Landlord's expense, shall deliver the Premises to the Tenant in good, sound, and watertight condition. Upon Tenant taking possession of the Leased Premises, Tenant hereby acknowledged that it has accepted the Premises "As Is" and thereafter shall be responsible for all maintenance and/or repairs of the premises. Landlord, however, shall be responsible for the maintenance and repair of the building structure, plumbing, sewer, and electrical.

6. TENANT'S REPAIRS: Tenant, at Tenant's expense, shall make all ordinary wear and tear repairs and replacements to keep and maintain the Premises in good condition, including, but not limited to, the heating, hot water, air conditioning and other mechanical installations serving the Premises, all doors, all windows including hardware and other appurtenances, and the parking areas, landscaped areas, sidewalks, access routes, light facilities, and all other portions of the Premises, including but not limited to, stripe painting, repaving, patching, mowing, and the removal of standing water, snow and ice therefore, and the removal of rubbish and other refuse and debris. Any and all items that Tenant shall replace during the term of this Lease shall be of equal type and style than the item being replaced. Tenant shall not permit any waste, damage or injury to the Premises. Tenant shall keep in full force and effect a contract with a reputable heating contractor for not less than the quarterly inspection, maintenance and repair of the air-conditioning and heating systems servicing the Premises, including oiling, filter changes, belt repair and/or replacements, refills of freezing compound to the air conditioning and similar maintenance and minor repair procedures. Landlord, however, shall be responsible for any major air conditioning or heating system repairs, which exceed $1,000.00. Tenant shall furnish a copy of said contract to Landlord upon request. Tenant shall further keep the Premises clean, attractive and free of rubbish, rubble, debris, insects, rodents and other pests. Tenant shall not do, order of cause any work to be done or installations to be made in, on or to the roof of the Premises without first obtaining Landlord's prior written consent. Tenant shall be responsible for any damage as a result of misuse or neglect of the sewer system.

7. TENANT'S ALTERATIONS: Tenant shall have the right, at its sole expense, from time to time, to redecorate the Premises and to make such alterations, additions, improvements and changes in such parts thereof as Tenant shall deem expedient or necessary for its purposes, subject to Landlord's prior approval; provided, however, that such alterations, additions, improvements and changes when completed shall neither impair the structural soundness nor diminish the value of the Premises. Upon the expiration of this Lease, Tenant may, at its option, remove all such redecorations, alterations, additions, improvements and changes. Tenant shall repair all damage caused by such removal. Notwithstanding the foregoing, all floor and wall coverings, sinks, vanities, light fixtures (other than special decorative lighting fixtures), and the complete electrical, plumbing, air conditioning and heating systems, including ducts, diffusers, grills, controls and all other equipment and parts related to such systems, shall be and remain in the Premises at all times for the benefit of Landlord. All such alterations, additions, or improvements shall be done in accordance with all applicable laws, rules regulations, and orders, including applicable building codes. Landlord shall execute and deliver upon request of Tenant such instrument or instruments embodying the approval of Landlord which may be required by any public or quasi public authority for the purpose of obtaining any licenses or permits for the making of such alterations, additions, improvements, changes and/or installations in, to or upon said Premises and Tenant agrees to pay for such licenses or permits. Tenant will indemnify and hold Landlord harmless from and against all claims by reason of such alterations, additions, or improvements which may be made by Tenant on the Premises, and Tenant shall promptly repair any damage to the Premises caused by any such alterations, additions, improvements, or changes. Anything contained in this Section to the contrary notwithstanding, Tenant shall not make changes to the exterior or structural portions for the Premises without Landlord's prior approval, which approval shall not be withheld or delayed unreasonably.

8.MECHANICS' LIENS: Tenant shall not suffer any mechanics' lien to be filed against the Premises by reason of work, labor, services or materials performed or furnished to Tenant in connection with any alterations, additions, or improvements to the Premises by Tenant hereunder. If any such mechanics' lien shall at any time be filed against the Premises, Tenant shall have the right to contest and any and all such liens; provided, however, that Tenant shall cause the same to be discharged of record by payment, bond, order of a court of competent jurisdiction or otherwise within thirty (30) days written notice by Landlord. If Tenant shall fail to cause such lien to be discharged within such thirty (30) day period, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to discharge the same by paying the amount claimed to be due or by bonding or other proceeding deemed appropriate by Landlord, and the amount so paid by Landlord and/or all reasonable costs and expense, including reasonable attorneys' fees, incurred by Landlord in procuring the discharge of such lien, together with interest thereon at the Default Rate from the date paid until repaid by Tenant to Landlord, shall be deemed to be additional rent for the Premises and shall be due and payable by Tenant to Landlord on the first day of the next following month.

9. UTILITIES: Tenant shall pay all charges for water, gas, heat, electricity, sewer and any other utility used upon or furnished to the Premises. Tenant shall keep the Premises sufficiently heated to avoid the freezing or bursting of all pipes therein. The obligation of Tenant to pay for such utilities shall commence as of the Commencement Date.

10. USE OF PREMISES. Tenant shall use and occupy the Premises for purposes of office and/or laboratory use. Landlord represents that the Premises may lawfully be used for such purposes.

11. TENANT'S COVENANTS. Tenant covenants and agrees as follows:

         (a) Tenant shall procure any and all licenses and permits required for Tenant's use of the Premises, and upon the expiration or termination of this Lease, Tenant shall remove its goods and effects and those of all persons claiming under it and shall yield up the same peaceably to Landlord in good order, repair and condition in all respects, except for damage by fire and casualty, which is either insured against or required to be insured against hereunder, structural defects (not caused by Tenant's use of the Premises), required repairs by landlord, and reasonable wear and tear.

         (b) Tenant shall permit Landlord and its agents on reasonable notice and at reasonable times to examine the Premises and to show the Premises to prospective purchasers, mortgagees, and/or tenants (but only during the last twelve (12) months of the term with respect to prospective tenants), provided that Landlord shall not thereby unreasonably interfere with the conduct of Tenant's business. During the last three (3) months of the Term of this Lease, Landlord shall have the right to display on the Premises a "for rent" and/or "for sale" sign, which notice shall not be removed, obliterated, or hidden by Tenant.

         (c) Tenant shall use and occupy the Premises in a careful, safe and proper manner and shall keep the Premises in a clean, safe and health condition in accordance with local ordinances and lawful directions of proper public officers. Tenant shall not permit the Premises to be used for any unlawful purpose, commit any waste thereof, or commit any nuisance. Notwithstanding the foregoing, Tenant shall have the right to contest the legality of any law, order, rule, regulations or requirement applicable to Tenant's use of the Premises, and Tenant shall indemnify and hold Landlord harmless from any liabilities, suits or penalties that may result from any such contest. Upon the final determination of any such contest, Tenant shall comply with any such law, order, ordinance, rule, regulation or requirements to the extent held to be valid or legal.

         (d) (i) Tenant covenants that except in compliance with all laws and regulations, Tenant will not use hazardous substances within the Premises as defined by any law or regulation now or hereafter enacted or promulgated by any governmental authority and that there shall be no hazardous wastes or biomedical materials or waste generated within the Premises as defined by any law or regulation now or hereafter enacted or promulgated by any governmental authority, without Landlord's prior consent. Tenant agrees to manage and dispose of all hazardous substances, hazardous wastes biomedical materials and wastes in accordance with all federal, state and local laws, regulations and rules. Notwithstanding the foregoing, Landlord acknowledges that Tenant will be using biomedical materials in the leased premises and approves of such use in accordance with all governmental regulations.

         (ii) Tenant agrees not to store any hazardous wastes or biomedical materials or waste within the Premises (except in compliance with all laws and regulations).

         (iii) Upon the expiration of the term of the Lease or the earlier termination hereof, Tenant shall remove all hazardous wastes and/or biomedical materials or waste generated by Tenant from any portion of the Premises. Landlord shall have the right to inspect the Premises with regard to the management and disposal of hazardous substances and wastes at all reasonable times during the term of this Lease.

         (e) Tenant acknowledges that the leased premises are part of an office park development subject to covenants, conditions and restrictions as recorded in Official Records Book 1588, at Page 2207, as amended, Alachua County, Florida, together with rules and regulations governing the office park which Tenant shall comply with and be subject to.

In addition, the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the applicable fire prevention codes for the prevention of fires, at Tenant's own cost and expense.

12. ASSIGNMENT AND SUBLETTING: Tenant shall not assign, transfer, mortgage or encumber this Lease in whole or in part, nor sublet all or any part of the Premises, nor suffer or permit the occupation of all or any part thereof by any other party, without the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. (Tenant shall be entitled to assign or sublease this to an affiliated entity provided that Tenant remains liable for performance of the lease.)

13. CHANGE IN CONTROL: Any transfers of company interests in Tenant which results in change of control shall be deemed an assignment of this Lease.

14. TENANT TO REMAIN LIABLE. If, at any time during the term of this Lease, Tenant sublets all or any part of the Premises or assigns this Lease as provided herein, Tenant shall nevertheless remain fully liable under all the terms and conditions of this Lease.

15. FIXTURES: All equipment and all other trade and light fixtures installed by or at the expense of Tenant in or on the Premises shall remain the property of Tenant and Tenant may, but shall not be obligated to, remove the same or any part thereof within thirty (30) days after the end of the term hereof, and provided that Tenant, at its sole cost and expense, shall make any repairs occasioned by such removal.

16. INDEMNITY: Tenant shall indemnify and hold Landlord harmless from any claims, damages, liabilities and expenses (including attorneys' fees and costs) for damage or injury to any person or any property occurring on the Premises, or any part thereof, arising as a result of the tortious or negligent acts or commissions of Tenant, its agents, employees, independent contractors and invitees.

17. LIABILITY INSURANCE: During the Term of this Lease, Tenant shall maintain comprehensive public liability insurance, including insurance against the assumed or contractual liability of Tenant hereunder, to afford protection to the limit for each occurrence of not less than $1,000,000.00 combined single limit for bodily injury, death and $300,000.00 for damage to the property. The policy carried by Tenant hereunder shall name Landlord (and Landlord's mortgagee) as an additional insured, and such policy shall provide that no cancellation, reduction or other material changes therein shall be effective until at least thirty (30) days after mailing of written notice thereof to Landlord (and Landlord's mortgagee). Certificates evidencing all such insurance shall be delivered to Landlord prior to the Commencement Date, and prior to the expiration of any such policies.

18. PROPERTY INSURANCE. During the term of this Lease, Tenant shall maintain all-risk property casualty insurance, written at replacement cost value and with replacement cost endorsement, including coverage against vandalism and malicious mischief, covering all of Tenant's personal property in the Premises (including, without limitation, inventory, trade fixtures, all and floor coverings, furniture and other personal property), and all leasehold improvements installed in the Premises by Tenant.

19. DESTRUCTION OF PREMISES. Upon the performance by the Tenant of all the covenants and agreements hereinabove set forth, in case the leased premises or any part thereof shall at any time be destroyed or so damaged as to be unfit for occupancy or use by the Tenant, then, and in that event, the Landlord shall have to option: (1) to terminate this Lease; (2) to repair and rebuild the said premises remitting rents hereby reserved or a fair and just proportion thereof according to the damage sustained, until the said premises are reinstated and made fit for occupancy and use and in the event the Landlord elects to exercise the option to repair and rebuild, the same shall be done and completed within one hundred eighty (180) days from the date said damage occurred; otherwise, the Tenant shall have the option to terminate this Lease.

20. DAMAGE TO TENANT'S PROPERTY. The Tenant assumes all risks of any damage or loss to Tenant's property that may occur by reason of water or the bursting or leaking of any pipes or waste water about said premises, or from any act of negligence of any co-Tenant or occupants of the building, or fire, or hurricane, or other Act of God, or from any cause whatsoever. The Landlord shall not be liable for any damage so incurred.

21. TOTAL TAKING: If the whole of the Premises shall be taken under power of eminent domain by any public or private authority, or conveyed by Landlord to said authority in lieu of such taking, then this Lease shall terminate as of the date of such taking.

22. PARTIAL TAKING: Landlord or Tenant may, at their election, terminate this Lease upon the occurrence of any condemnation or conveyance in lieu of condemnation, which affects any portion of the floor area of the Premises. Upon the occurrence of such event, either party shall give the other party notice of such election within thirty (30) days after receipt of notice of such pending condemnation. If either party fails to give the other party such written notice within such thirty (30) day period, such party shall be conclusively deemed to have elected not to terminate this Lease. Notwithstanding any termination of this Lease hereunder, Tenant, at its election, may continue to occupy the Premises, subject to the terms and provisions of this Lease, for the period between the date of such taking and the date when possession of the Premises shall be taken by the appropriate authority.

23. RESTORATION. If this Lease is not terminated under Section 22 above, Landlord, at Landlord's sole cost and expense, shall promptly negotiate and settle its claim for compensation with the condemning authority and upon receipt of the condemnation award shall promptly restore the remaining portions of the Premises, including any and all improvements made theretofore, to an architectural whole in substantially the same condition that the same were in prior to such taking. Upon any condemnation of a portion of the Premises, the Rent and any other charges payable by Tenant hereunder shall be proportionately reduced based upon the floor area of the Premises remaining after said taking.

24. THE AWARD. All compensation awarded for any taking, whether for the whole or a portion of the Premises, shall be the sole property of Landlord whether such compensation shall be awarded for diminution in the value of, or loss of, the leasehold or for diminution in the value of, or loss of the fee, or otherwise, and Tenant hereby assigns to Landlord all of Tenant's right and title to and interest in any and all such compensation; provided, however, Landlord shall not be entitled to and Tenant shall have the sole right to retain any separate award made by the appropriating authority to Tenant for the cost of removal of leasehold improvements, fixtures, and personalty improvements installed in the Premises by, or at the expense of, Tenant and for relocation expenses, and any separate award made by the appropriating authority directly to Tenant.

25. RELEASE. In the event of any termination of this Lease as the result of the provisions of Sections 21 or 22 above, Rent and any other charges, if any, paid in advance by Tenant shall be refunded to Tenant, and the Parties, effective as of such termination, shall be released from all liability and obligations thereafter arising under this Lease.

26. EVENTS OF DEFAULT; REMEDIES. If Tenant shall at any time be in default in the payment of rental or any other charges hereunder or in the performance of any of the covenants of this Lease, and Tenant shall fail to remedy such default within (a) fifteen (15) days after receipt of written notice thereof from Landlord if such default is as to payment of Rent, or any other charges payable by Tenant hereunder, or (b) within fifteen (15) days after receipt of written notice thereof if such default is nonmonetary (but Tenant shall not be deemed in default is such default cannot be cured in fifteen (15) days and Tenant commences to remedy such default within said fifteen (15) day period and proceeds therewith with due diligence until completion), or if Tenant shall be adjudged a bankrupt or shall make an assignment for the benefit of creditors, or if a receiver of any property of Tenant in or upon the Premises be appointed in any action, suit or proceeding by or against Tenant and not removed within sixty
(60) days after appointment, or if the interest of Tenant in the Premises shall be sold under execution or other legal process, or if the Premises are sublet or this Lease is assigned without Landlord's consent, or if Tenant shall commit waste, Landlord may terminate this Lease, or without terminating this Lease, re-enter the Premises by summary proceedings, proceedings in forcible entry and detainer, eviction, or otherwise, and may dispossess Tenant.

27. LANDLORD'S RIGHT TO RELIEF. If Tenant abandons the Premises and/or if Landlord elects to terminate Tenant's right to possession only without terminating this Lease as above provided, Landlord may remove from the Premises any and all property found therein and such repossession shall not release Tenant from Tenant's obligation to pay the rental herein. After any such repossession by Landlord without termination of the Lease, Landlord may relet the Premises or any part thereof to any person, firm or corporation and for such time and upon such terms as Landlord in Landlord's sole discretion may determine. Landlord may make repairs, alterations and additions in and to the Premises and redecorate the same to the extent deemed by Landlord necessary or desirable and Tenant, upon demand in writing, shall pay the reasonable cost thereof, (excluding tenant improvements for the replacement tenant) together with Landlord's reasonable expenses of reletting, including any commissions and attorneys' fees relative thereto. If the rents collected by Landlord upon any such reletting are not sufficient to pay monthly the full amount of the monthly rent and other charges reserved herein, together with the reasonable costs of such repairs, alterations (excluding tenant improvements for any replacement tenant), additions, redecorating, and expenses, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand in writing.

28. DAMAGES. Tenant agrees to be liable for and to pay to Landlord (i) all rent and other charges and sums due under this Lease at the time of termination of this Lease or upon the termination of Tenant's right of possession, as the case may be, and (ii) damages equal to the present value (discounted at the annual rate of interest then being paid on U.S. Treasury Bonds which mature upon the expiration of this Lease) of the excess amount, if any, of the rent and all other charges and sums due under this Lease for the entire term over the rental received by Landlord for the Premises for such term, which damages shall be payable at such time as said damages as discounted by agreement of Landlord and Tenant, or by judicial decision, or at such time that said rent and other charges are payable under this Lease, which liability shall survive the termination of this Lease, the re-entry into the Premises by Landlord, and the commencement of the action to secure possession of the Premises.

29. LANDLORD'S RIGHT TO REMOVE CHATTELS. Any and all property which may be removed from the Premises by Landlord in accordance with the terms of this Lease may be handled, removed, stored or otherwise disposed of by Landlord at the risk and expense of Tenant, and Landlord in no event shall be responsible for the preservation of safekeeping thereof. Tenant shall pay to Landlord upon demand in writing, any and all reasonable expenses incurred in connection with such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. If any property shall remain in the Premises or in the possession of Landlord and shall not be retaken by Tenant within a period of thirty (30) days from and after the time when the Premises are either abandoned by Tenant or repossessed by Landlord under the terms of this Lease, said property shall conclusively be deemed to have been forever abandoned by Tenant.

30. CONDITION OF PREMISES. If this Lease be terminated for any reason whatsoever of if Landlord should re-enter the Premises as a result of any breach of Tenant hereunder without terminating the Lease, Tenant covenants, any other covenant herein to the contrary notwithstanding (except where this Lease is terminated following eminent domain proceedings), that (a) the Premises shall then be in the condition required by all applicable provisions of this Lease, and (b) Tenant shall perform any covenant contained in this Lease for the making of any repair, improvement, alteration or betterment to the Premises or for restoring or rebuilding any part thereof. For the breach of either of the foregoing obligations Landlord shall be entitled to recover and Tenant shall pay forthwith, without notice or other action by Landlord, the then cost of performing such obligation(s), together with interest at the Default Rate.

31. LANDLORD'S NONWAIVER. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such agreement, term, covenant, or condition. No agreement, term, covenant, or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. No surrender of the Premises shall be effected by Landlord's acceptance of rent, or by Landlord's acceptance of the keys of the Premises, or by any other means whatsoever, unless the same is evidenced by Landlord's written agreement to accept surrender of the Premises; and if Landlord does accept surrender of the Premises, Tenant's obligations to pay rents and to perform the duties and provisions of this Lease required of Tenant hereunder shall not be released or terminated but shall continue for the remainder of the term of this Lease.

32. REMEDIES CUMULATIVE. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statue or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. In the event of a default or threatened default by Tenant of any of the terms, provisions, covenants, conditions, rules and regulations of this Lease, Landlord shall have the right to injunction and the right to invoke any remedy permitted to Landlord in law or in equity.

33. SELF-HELP. If Tenant shall default in the performance or observance of any agreement or condition in this Lease contained on its part to be performed or observed and shall not cure such default within any applicable cure period set forth herein, Landlord may, at its option, without waiving any claim for damages for reach of agreement, at any time thereafter cure such default for the account of Tenant, and any amount paid or any contractual liability incurred by Landlord in so doing shall be deemed paid or incurred for the account of Tenant and Tenant agrees to immediately reimburse Landlord therefor and save Landlord harmless therefrom; provided that Landlord may cure any such default as aforesaid prior to the expiration of said waiting period, without notice to Tenant, if any emergency situation exists, or after notice to Tenant, if the cure of such default prior to the expiration of said waiting period if reasonably necessary to protect the Premises or Landlord's interest therein, or to prevent injury to damage to persons or property. If Tenant fails to reimburse Landlord upon demand for any amount paid for the account of Tenant hereunder, said amount (and all accrued interest thereon) shall be added to and become due as a part of the next payment of rent due hereunder.

34. BANKRUPTCY. Should the Tenant at anytime during the term of this Lease directly or indirectly suffer or permit an involuntary or voluntary petition in any proceedings under the Federal Bankruptcy Act to be filed against it, or should Tenant voluntarily file any proceedings under any insolvency laws, or should a receiver or trustee be appointed for the Tenant's property, or should any order of any Court of competent jurisdiction be entered continuing the Tenant in possession of the leased premises in any Federal or State proceedings, or should the Tenant's leasehold interest be levied upon and the lien of said levy remain undischarged for thirty (30) days after said levy has been made, or should the Tenant fail to promptly make the necessary returns and reports required by State and Federal Law, or should the Tenant fail to promptly pay when due all taxes of whatever kind required to be paid to the Federal or State governments or any subdivision thereof, then and upon the happening of either or any of the aforesaid events, the Landlord shall have the right, at its election, to consider the same a material default on the part of the Tenant of the terms and provisions hereof, and in the event such default is not cured by the Tenant within thirty (30) days after written notice by Landlord to the Tenant of the existence of such default, the Landlord shall have the option to declare this Lease terminated and the interest of the Tenant therein forfeited, or the Landlord may exercise any other options herein conferred upon it. The pendency of any proceedings under the Bankruptcy Act or of any proceedings under State Insolvency Law to which the Tenant shall be a party shall not preclude the Landlord from exercising the option herein conferred upon it. Upon termination of the Lease at the Landlord's option and/or as herein otherwise provided, the parties agree that the Court having jurisdiction of the cause may require and direct the re-delivery to the Landlord of the entire leased premises, without notice to Tenant (which said Tenant hereby waives), upon motion or application of the Landlord. All revenues derived from or accruing from the leased premises subsequent to the date of the termination of said Lease shall constitute the property of the Landlord and the same is hereby declared to be a trust fund and shall not constitute an asset of the Tenant or its estate.

35. RECEIVERSHIP. The Tenant pledges and assigns unto the Landlord all of the rents, revenues, issues and profits which might otherwise accrue unto the Tenant for the use, enjoyment and operation of the leased premises. In connection with the aforementioned pledges and assigns, the Tenant covenants and agrees with the Landlord that if the Landlord, upon the default of the Lease and after giving proper notice to the Tenant as provided in this Lease, elects to file a suit in any Court having jurisdiction to enforce the Lease and protect the Landlord's rights thereunder, then the Landlord may, ancillary to such suit, apply to the appropriate Court for the appointment of a receiver of all and singular, the leased premises and the improvements and building(s) located thereon, and thereupon it is expressly covenanted and agreed that in such event, Tenant consents to the appointment of said receiver and that the Court, without notice to Tenant, may appoint a receiver with the usual powers and duties of receivers in like cases, and such appointment shall be made by such Court as a matter of strict right to the Landlord and without reference to the adequacy or inadequacy of the value of the property which is subject to the Landlord's lien, or to the solvency or insolvency of the Tenant, and without reference to the commission of waste.

36. SUBORDINATION. Tenant hereby subordinates this Lease to the lien of any deed of trust, mortgage or mortgages now or hereafter placed upon Landlord's interest in the Premises; provided, however, that Landlord shall procure from any such mortgagee an agreement, in writing, in form and substance reasonably acceptable to Tenant, which acceptance shall be deemed given if such agreement provides in substance that so long as Tenant substantially performs the obligations imposed upon Tenant hereunder within the applicable grace or cure period, its tenancy will not be disturbed, nor its rights under this Lease affected by, any default under such mortgage nor shall Tenant be named as a defendant in any foreclosure proceeding, and such agreement is otherwise customary in form and substance.

37. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying the Rent and observing and performing all of the terms, covenants and conditions on Tenant's part to be observed and performed hereunder, Tenant may peaceably and quietly have, hold, occupy and enjoy the Premises without hindrance or molestation from Landlord or any persons lawfully claiming through Landlord.

38. SECURITY DEPOSIT. Tenant herewith deposits with Landlord the sum of Six Thousand Four Hundred Four and 16/100 Dollars ($6,404.16) as a guarantee of the fulfillment of the terms and conditions of this Lease. Said deposit shall remain with the Landlord upon the same terms if Tenant exercises its option to renew this Lease. Tenant shall have the security deposit refunded at the end of the lease, assuming all payments due to Landlord have been made and the property is returned to the Landlord in clean condition, ordinary wear and tear excepted.

39. HOLDING OVER. In the event that Tenant or anyone claiming under Tenant shall continue occupancy of the Premises after the expiration of the original or renewal term of this Lease without any agreement in writing between Landlord and Tenant with respect thereto, and Landlord has not given its written consent to said continued occupancy, such occupancy shall not be deemed to extend or renew the term of this Lease, but such occupancy shall continue as a tenancy from month to month upon the covenants, provisions and conditions herein contained and at two hundred percent (200%) of the Rental in effect upon the expiration of the term, prorated and payable for the period of such occupancy, and Landlord shall have the right to terminate such tenancy upon five (5) days' written notice to Tenant.

40. WAIVERS. Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by said party of any of its rights hereunder. No waiver by either party at any time, express or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provisions of this Lease or a consent to any subsequent breach of the same or any other provisions. If any action by either party shall require the consent or approval of the other party, the other party's consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion.

41. NOTICES. All notices and other communications authorized or required hereunder shall be in writing and shall be given by mailing the same by certified mail or registered mail, return receipt requested, postage prepaid, and any such notice or other communication shall be deemed to have been given when received by the party to whom such notice or other communication shall be addressed, or on the date noted that the addressee has refused delivery or on the date that the notice is returned to sender due to the inability of the postal authorities to deliver. Notices shall be mailed to the address hereinabove set forth or such other address as either party may hereafter designate by notice to the other.

42. COST INCURRED BY BREACH. The Tenant shall be liable to the Landlord for all costs, expenses, reasonable attorney's fees and damages which may be incurred or sustained by the Landlord by reason of the Tenant's breach of any of the provisions of this Indenture. Any sums due the Landlord under the provisions of this Item shall constitute a lien against the interest of the Tenant in the leased premises to the same extent and on the same conditions as delinquent rent would constitute a lien on said premises. The Landlord shall be liable to the Tenant for any costs, expenses, reasonable attorney's fees and damages which may be incurred or sustained by the Tenant by reason of the Landlord's breach of any of the covenants herein contained, providing Tenant asserts a claim therefore in the appropriate Court and secures a judgment thereon.

43. FORCE MAJEURE. In the event that Landlord or Tenant shall be delayed or hindered in or prevented from the performance of any act (other than Tenant's obligation to make payments of Rent and other charges required hereunder), by reason of strikes, lockouts, unavailability of materials, failure of power, restrictive governmental laws or regulations, riots, insurrections, the act, failure to act, or default of the other party, war or other reason beyond its control, then performance of such act shall be excused for the period for the delay and the period of the performance of such act shall be extended for a period equivalent to the period of such delay. Notwithstanding the foregoing, lack of funds shall not be deemed to be a cause beyond control of either party.

44. ESTOPPEL CERTIFICATES. At any time and from time to time, Landlord and Tenant each agree, within five (5) days after request in writing from the other, to execute, acknowledge and deliver to the other or to any person designated by the other a statement in writing certifying that this Lease is unmodified and is in full force and effect, or if there have been modifications, that the same is in full force and effect as modified (stating the modifications), that the other party is not in default in the performance of its covenants hereunder, or if there have been such defaults, specifying the same and the dates to which the rent and other charges have been paid, and such other matters as the requesting party may reasonably request.

45. INVALIDITY OF PARTICULAR PROVISION. If any term or provision of this Lease or the application hereto to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

46. CORPORATE TENANCY If Tenant is a corporation, the undersigned officer of Tenant hereby warrants and certifies to Landlord that Tenant is a corporation in good standing and is authorized to do business in the State of Florida. The undersigned officer of Tenant hereby further warrants and certifies to Landlord that he or she, as such officer, is authorized and empowered to bind the corporation to the terms of this Lease by his or her signature thereto. Landlord, before it accepts and delivers this Lease, may require Tenant to supply it with a certified copy of the corporate resolution authorizing the execution of this Lease by Tenant. If Tenant is a corporation (other than one whose shares are regularly and publicly traded on a recognized stock exchange), Tenant represents that the ownership and power to vote its entire outstanding capital stock belongs to and is vested in the officer of officers executing this Lease or members of his, her or their immediate family. If there shall occur any change in the ownership and/or power to vote the majority of the outstanding capital stock of Tenant, whether such change of ownership is by sale, assignment, bequest, inheritance, operation of law or otherwise, without the prior written consent of Landlord, then Landlord shall have the option to terminate this Lease upon thirty (30) days' written notice to Tenant, furthermore, Tenant shall have an affirmative obligation to notify immediately Landlord or any such change.

46. CAPTIONS AND DEFINITIONS. The captions of the Sections of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease. The word "Landlord" and the pronouns referring thereto, shall mean, where the context so admits or requires, the persons, firm or corporation made herein as landlord or the mortgagee in possession for the time being of the land and building comprising of the Premises. Any pronoun shall be read in the singular or plural number and in such gender as the context may require. Except as in this Lease otherwise provided, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

47. ENTIRE AGREEMENT. This instrument contains the entire and only agreement between the parties and no oral statement or representations or prior written matter not contained in this instrument shall have any force and effect. This Lease shall not be modified in any way except by a writing executed by both parties.

48. NO PARTNERSHIP. Landlord is not and shall not become by this Lease or by any rights granted or reserved herein a partner or joint venturer of or with Tenant in the conduct of Tenant's business or otherwise.

49. LIABILITY OF LANDLORD.

         (a) If Landlord should sell or otherwise transfer Landlord's interest in the Premises, Tenant agrees that Landlord shall thereafter have no liability to Tenant under this Lease or any modification or amendment thereof or extensions or renewals thereof, except for such liabilities which might have accrued prior to the date of such sale or transfer of Landlord's interest. Landlord shall be liable under this Lease only while owner of the Premises provided that any successor in interest to Landlord hereunder shall assume such obligations and liabilities as of the date Landlord's interest in the Premises is sold, assigned, or otherwise transferred hereunder.

         (b) If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed or if Landlord shall be liable to Tenant in any way arising out of this Lease, or pursuant to statute, law, ordinance or regulation, or under the common law, and, as a consequence, if Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds received at a judicial sale upon execution and levy against the right, title and interest of Landlord in the Premises. If Landlord is an individual, a trustee of a trust or a company, Landlord's obligations hereunder shall not be binding upon, nor shall there be any personal liability by, Landlord individually, the trustees of said trust, the beneficiaries of said trust, the company, or the partners of the company.

50. OPTION TO RENEW: Provided that Tenant is not in default under this Lease, Tenant shall have the option to renew this Lease for an additional term of Sixty (60) months commencing on the expiration of the initial term. All of the terms and conditions of this lease shall apply during the renewal term except that the monthly rent shall be increased by three (3) % over the previous year's monthly rental during each year of the renewal. This renewal option shall be exercised by Tenant by written notice given to Landlord not less than 45 days prior to the expiration of the initial term.

51. EARLY TERMINATION: Tenant may terminate this lease at any time after the first 12 months of this Lease upon payment to landlord of a sum equal to 12 months rent in which event both parties shall be released from any further liability or obligation under this lease.


IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

WITNESSES:                                  LANDLORD:
                                            HAWLEY WIGGINS, L.L.C,
                                            A FLORIDA LIMITED COMPANY

/s/ Darryl J. Tompkins                      BY:  /s/ Phillip L. Hawley
---------------------------------                -------------------------------
Printed Name: Darryl J. Tompkins            ITS: Manager


/s/ Marlene Pendergast
---------------------------------
Printed Name: Marlene Pendergast

                                           TENANT:
                                           ORAGENICS INC., A FLORIDA CORPORATION

/s/ Darryl J. Tompkins                     BY: /s/ Mento A. Soponis
---------------------------------               -------------------------------
Printed Name: Darryl J. Tompkins           ITS:    President


/s/ Rebecca Budny
---------------------------------
Printed Name: Rebecca Budny


STATE OF FLORIDA
COUNTY OF ALACHUA


         The foregoing instrument was acknowledged before me this 28th day of January, 2004, by Phillip L. Hawley as Manager on behalf of Hawley Wiggins, L.L.C, a Florida limited company, who is personally known to me or who has produced ________________________ as identification and who did take an oath.


                                            /s/ Marlene Pendergast
                                            ------------------------------
                                            NOTARY PUBLIC STATE OF FLORIDA
                                            My Commission DD248314
                                            Expires September 9, 2007
                                            Printed Name: Marlene Pendergast

STATE OF FLORIDA
COUNTY OF ALACHUA

         The foregoing instrument was acknowledged before me this 28th day of January, 2004 by Mento Soponis as President on behalf of Oragenics Inc., a Florida corporation who is personally known to me or who has produced FL Drivers License as identification and who did take an oath.

                                            /s/ Marlene Pendergast
                                            ------------------------------
                                            NOTARY PUBLIC STATE OF FLORIDA
                                            My Commission DD248314
                                            Expires September 9, 2007
                                            Printed Name: Marlene Pendergast

                                    EXHIBIT B

                             LEASEHOLD IMPROVEMENTS

         Landlord agrees that, subject to delays due to causes beyond Landlord's control, it will, at its own expense, do the following work to the Premises:

                As provided in plans prepared by Paul Stresing Associates, Inc., project No.: 03-118.

LEASE SUBORDINATION AGREEMENT

         THIS AGREEMENT made as of the 14th day of April, 2004 by and between Oragenics, Inc., a Florida corporation ("Lessee"); Hawley-Wiggins, L.L.C., a Florida limited liability company ("Lessor") and SunTrust Bank, a Georgia Banking Corporation authorized to transact business in the State of Florida, ("Mortgagee").

                              W I T N E S S E T H:

         WHEREAS, Lessee is the lessee under a certain Business Property Lease (the "Lease") between Lessor, as lessor and Lessee, as lessee, dated January 28, 2004, renting the premises described therein which is a part of the property described in Exhibit "A" hereto (the "Premises") and the improvements thereon.

         WHEREAS, Mortgagee has committed to make a loan to Lessor; said loan to be secured by a first mortgage on the Premises (the "Mortgage"); and

         WHEREAS, Mortgagee has required the execution of this Subordination Agreement in order to perfect the Mortgage as a first lien on the Premises:

         NOW, THEREFORE, in consideration of the premises and the sum of Ten Dollars ($10.00), receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Lessee hereby covenants and agrees with Mortgagee that all of the Lessee's rights under the Lease shall hereby be and shall continue to be subject and subordinate to the lien of the Mortgage and to all advances heretofore made or which hereafter may be made thereunder (including but not limited to all sums advanced for the purposes of paying brokerage commissions, mortgage recording taxes, documentary stamps, fees for examination of title, surveys and other disbursements and charges in connection therewith), and to any extensions, renewals or modifications thereof, including any future advances made thereunder.

         2. Lessee, by the execution of this Agreement, shall not become responsible or liable for the payment of any sum or sums due under the note to be secured by the Mortgage.

         3. Mortgagee hereby covenants and agrees that so long as the Lessee shall not be in default under the provisions of said Lease, said Lease shall not be cut off nor shall any of Lessee's rights and obligations under said Lease be disturbed by any steps or proceedings taken by the Mortgagee in the exercise of any of its rights under the Mortgage or Note secured thereby. In the event the Mortgagee or any other person in the exercise of any rights under the Mortgage becomes owner of the leased premises, the undersigned Lessee shall recognize such new owner as lessor under the Business Property Lease; the new owner to have all the rights including, but not limited to, the right to receive and collect rent from the Lessee, granted to Lessor and all the duties imposed upon the lessor named as such in the Lease.

         4. Lessee agrees to send to Mortgagee a copy of any notice of default given to Lessor in connection with the Lease, said notice being only for the purpose of informing Mortgagee of Lessor's default. Said notice shall not be construed as placing any obligations on Mortgagee.

         5. This Agreement may not be changed or terminated orally. This Agreement shall bind and inure to the benefit of the parties hereto, their respective successors and assigns and may be recorded in the Public Records of Alachua County, Florida.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement the day and year first above written.

In the presence of:                       "LESSEE"

                                          ORAGENICS, INC., a Florida Corporation
                                          (SEAL)

/s/ Sandra Allen                          BY: /s/ Mento A. Soponis
Witness:

/s/ James W. Sharpe                       ITS:  President & CEO
Witness:
                                          "LESSOR"

                                          HAWLEY-WIGGINS, L.L.C.,
                                          a Florida limited liability company
                                          (SEAL)

/s/ Rebecca Budny                         BY: /s/ Phillip L. Hawley
Witness:                                          PHILLIP L. HAWLEY
                                          ITS:    Managing Member
/s/ Marlene Pendergast
Witness:
                                          "MORTGAGEE"

                                          SUNTRUST BANK, a Georgia Banking
                                          Corporation(SEAL)

/s/ Rebecca Budny                         BY:  /s/ Nathan R. Garcia
Witness:                                           NATHAN R. GARCIA
/s/ Marlene Pendergast                    ITS: Assistant Vice President
Witness:

STATE OF FLORIDA              )
                              ) SS:
COUNTY OF                     )

         The foregoing instrument was acknowledged before me this ____ day of April, 2004 by __________________ on behalf of Oragenics, Inc., a Florida Corporation ("Lessee") who is personally known to me or who has produced _______________________ as identification and who did not take an oath.

                                               ---------------------------------
                                               NOTARY PUBLIC
                                               Printed Name:____________________
                                               My commission expires:


STATE OF FLORIDA              )
                              ) SS:
COUNTY OF ALACHUA             )

         The foregoing instrument was acknowledged before me this 14 day of April, 2004 by Phillip L. Hawley, as Managing Member of Hawley-Wiggins, L.L.C., a Florida limited liability company ("Lessor") who is personally known to me or who has produced _____________________ as identification and who did not take an oath.

                                            /s/ Rebecca Budny
                                            --------------------------------
                                            NOTARY PUBLIC
                                            Printed Name: Rebecca Budny
                                            My commission expires: Dec. 17, 2004
                                            Comm. No. DD 243843


STATE OF FLORIDA              )
                              ) SS:
COUNTY OF                     )

         The foregoing instrument was acknowledged before me this14 day of April, 2004 by Nathan R. Garcia as Assistant Vice President, on behalf of SunTrust Bank, a Georgia Banking corporation, ("Mortgagee") who is personally known to me or who has produced his Florida Drivers License as identification and who did not take an oath.

                                            /s/ Rebecca Budny
                                            --------------------------------
                                            NOTARY PUBLIC
                                            Printed Name: Rebecca Budny
                                            My commission expires: Dec. 17, 2004
                                            Comm. No. DD 243843

                            FIRST AMENDMENT TO LEASE

         WHEREAS, Hawley-Wiggins, LLC, a Florida limited company as "Landlord" and Oragenics, Inc., a Florida corporation as "Tenant" have entered into that certain Lease dated the 28th day of January, 2004, for that certain real property described on the attached Exhibit "A".

         and;

         WHEREAS, Landlord and Tenant have requested an amendment to the Lease.

         NOW, THEREFORE, the Landlord and Tenant agree as follows:

(1)               The Lease is modified to read as follows:

                  1. (e) "Commencement Date": The later of November 15, 2004 ("the anticipated Commencement Date") or the date Landlord can deliver possession of the Premises, but in no event later than December 15,, 2004. In the event Premises cannot be delivered by December 15, 2004, Tenant shall have the option to cancel this lease and receive a refund of monies paid hereunder. In the event the Commencement Date is not delayed, this lease shall expire on November 30, 2009. (Unless sooner terminated or extended as provided herein)

         All provisions of the original Agreement not amended herein shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, the parties have set their hands and seals this 15th day of November, 2004.


In the presence of:                       "LANDLORD"

                                          Hawley-Wiggins, LLC, a Florida limited
                                          company

                                          /s/ Phillip L. Hawley
----------------------------------        ---------------------
Printed Name:_____________________        By: PHILLIP L. HAWLEY
                                          Its: Manager

----------------------------------
Printed Name:_____________________

                                          "TENANT"

                                          Oragenics, Inc., a Florida corporation

                                          /s/ Mento A. Soponis
----------------------------------        ---------------------
Printed Name:_____________________        By: Mento A. Soponis
                                              ---------------------------------
                                          Its:  President and CEO

----------------------------------
Printed Name:_____________________